Provisions	12 Months Ended
Jun. 30, 2022
Provisions
19. Provisions

19. Provisions

The Group is subject to claims, lawsuits and other legal proceedings in the ordinary course of business, including claims from clients where a third party seeks reimbursement or damages. The Group’s responsibility under such claims, lawsuits and legal proceedings cannot be estimated with certainty. From time to time, the status of each major issue is evaluated and its potential financial exposure is assessed. If the potential loss involved in the claim or proceeding is deemed probable and the amount may be reasonably estimated, a liability is recorded. The Group estimates the amount of such liability based on the available information and in accordance with the provisions of the IFRS. If additional information becomes available, the Group will make an evaluation of claims, lawsuits and other outstanding proceeding, and will revise its estimates.

The following table shows the movements in the Group's provisions categorized by type:

	Legal claims	Investments in associates and joint ventures (ii)	Site dismantling and remediation	Other provisions	Total
As of 06.30.20	6,144	43	1,102	6,266	13,555
Additions (i)	151	-	46	(182)	15
Deconsolidation	(5,072)	-	(1,071)	(5,492)	(11,635)
Recovery (i)	(54)	(31)	-	-	(85)
Used during the year	(166)	-	-	(46)	(212)
Inflation adjustment	(187)	-	-	-	(187)
Currency translation adjustment	(400)	-	(77)	(546)	(1,023)
As of 06.30.21	416	12	-	-	428
Additions (i)	341	-	-	-	341
Share of loss of associates	-	(4)	-	-	(4)
Recovery (i)	(79)	-	-	-	(79)
Used during the year	(97)	-	-	-	(97)
Inflation adjustment	(195)	-	-	-	(195)
As of 06.30.22	386	8	-	-	394

	June 30, 2022	June 30, 2021
Non-Current	196	187
Current	198	241
Total	394	428

(i)	Additions and recoveries are included in "Other operating results, net".
(ii)	Corresponds to the equity interest in Puerto Retiro in 2022 and 2021. Additions and recoveries are included in "Share of profit / (loss) of associates and joint ventures".